U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2003

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26911

(Commission File Number)

94-3000561

(I.R.S. Employer Identification Number)

1250 Reliance Way

Fremont, California

(Address of Principal Executive Offices)

94539

(Zip Code)

(510) 668-2200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 9. Regulation FD Disclosure

On September 16, 2003, Therma-Wave, Inc. issued a press release announcing closing of $12.8 million private placement of common stock. A copy of this press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 16, 2003

Therma-Wave, Inc.

By: /s/ L. Ray Christie
Name: L. Ray Christie
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number            Exhibit Description

99.1                 Press Release dated September 16, 2003